27th Annual J.P. Morgan Healthcare Conference San Francisco, California Jan.12, 2009 Exhibit 99.1

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Safe harbor
Information herein contains forward-looking statements pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All such forward-looking statements are based largely on management’s expectations and are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include competitive factors, outsourcing trends, contract terms, exchange rate fluctuations, the Company’s ability to manage growth and to continue to attract and retain qualified personnel, the Company’s ability to complete acquisitions and to integrate newly acquired businesses and consolidation within the industry and other factors described in the Company’s filings with the Securities and Exchange Commission.

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Today’s agenda
• 2008 Financial update
• Strategic alignment
• Market challenges and pharma response
• Market challenges and Kendle response
• Summary

2008 Financial update

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2008 year-to-date performance

* Amounts in millions
** as of 12/31/07
*** as of 9/30/08
YTD 2007 YTD 2008
Percentage
increase
Net service revenues $293.3 $365.9 25%
Operating margin 12.8% 12.5%
EPS $0.83 $1.63 98%
Backlog $869** $1,000*** 16%

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2008 Guidance

* Amounts in millions
2007 2008 est Growth
Net service revenues* $398 $485 – $500 22% – 26%
EPS $1.26 $2.10 – $2.25 67% – 79%

Strategic alignment

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Our vision

“Best-in-class” provider of clinical
development services to the biopharmaceutical
industry through broad therapeutic
and geographic expertise

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Strategic alignment
Market
Operational
continuity and
leverage via
the matrix
Customer
and business
expansion to
accelerate
growth
Infrastructure
growth to
drive global
connectivity

Market challenges and pharma response

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Market challenges and pharma response

Challenge Response
Examples
Therapeutic
rationalization
Supplier
rationalization
Recession
environment
Focus on therapeutic segments
Move to use of global CROs (narrowed
provider list)
Development of FSPs
Move to strategic outsourcing
R&D productivity
declining
Focus on core
competency
Managing costs
Increased outsourcing
Innovative, collaborative relationships
Increased communication with
experienced providers
Patient access
Moving R&D to
emerging markets
Leveraging footprint of
global CROs
A c c e l e r a t i o n

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Kendle: shaping the debate
• How will customers of varying sizes embrace emerging outsourcing models?
• How will the CRO landscape/environment evolve in response to outsourcing practice changes?
– What changes will various CRO service providers implement as drug developers transition to more alliance relationships?
• What external factors on the horizon will most influence the transition to partnership outsourcing models?
• What do CROs need to do to aid and accelerate this transition?
• What is the quantifiable impact of different relationship types on drug development performance?

Kendle
Real people. Real results.

Access to capital
F/X
Lower valuations
Early Stage delays
Increased outsourcing
Strategic flexibility
FSPs
Preferred providers

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Current CRO market environment

Opportunity
6 to 12 months
Visibility
3 to 6 months
Short term visibility, long term opportunity

R&D spending (US billions)
100
90
80
70
60
50
40
30
20
10
0
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008E
2009E
2010E
Big pharma R&D
Biotech/specialty/generic R&D

Note: Industry R&D CAGR (1997-07): 12%; industry CAGR estimate (2008-10); 5%
Source: Desjardins Securities, Baseline, company reports

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R&D spending in pharma industry

Kendle
Real people. Real results.

Sales (US millions)
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2000
2001
2002
2003
2004
2005
2006
2007
2008E
2009E
2010E

Note: CRO CAGR (2000-07): 18%; consensus industry CAGR estimate (2008-10); 14%
Companies: CVD, PRXL, PPDI, ICLR, KNDL, CRL, PDGI, LRI and WX
Source: Desjardins Securities, Baseline, FirstCall, company reports

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CRO revenues from publicly
traded companies

Market challenges and Kendle response

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Market challenges and Kendle response

Challenge Response Examples
Staying close
to the customer
Managing in
a recession
Customer Relationship Teams
Senior-level communications
Global business
execution
Improved global
connectivity
ERP implementation
Geographic expansion
Opportunistic M&A
Building enhanced
strategic relationships
Leveraging
Phase I-IV core
competency
Global full-service FSPs
Preferred provider relationships
A c c e l e r a t i o n

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Summary
• Align strategies with current market
• Capitalize on opportunities to innovate customers business model
• Enhance capability to deliver on a global scale
• Be prepared to play anywhere along the partnership spectrum
• Stay actively engaged to define the opportunities going forward